UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22193

AIP MULTI-STRATEGY FUND P

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Kara Fricke, Esq.
Morgan Stanley Investment Management Inc.
1633 Broadway
New York, New York 10019

(Name and address of agent for service)

COPY TO:

Allison M. Fumai, Esq.
DECHERT LLP
1095 Avenue of the Americas
New York, NY 10036-6797
(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

AIP MULTI-STRATEGY FUND P Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2022

Oath and Affirmation To the best of my knowledge and belief, the information contained in this document is accurate and complete. Noel Langlois, Managing Director of Morgan Stanley Alternative Investment LLC, the General Partner of Morgan Stanley AIP GP LP, the Commodity Pool Operator of AIP Multi-Strategy Fund P (This oath is required by Section 4.12(c)(3) of the Commodity Futures Trading Commission Regulations under the Commodity Exchange Act, as amended.)

Audited financial statements for AIP Multi-Strategy Fund A for the year ended December 31, 2022 are attached to these financial statements and are an integral part thereof. AIP Multi-Strategy Fund P Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2022 Contents Report of Independent Registered Public Accounting Firm 1 Audited Financial Statements Statement of Assets and Liabilities 2 Statement of Operations 3 Statements of Changes in Net Assets 4 Statement of Cash Flows 5 Notes to Financial Statements 6 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) 15 Quarterly Portfolio Schedule (Unaudited) 15 U.S. Privacy Policy (Unaudited) 16 Information Concerning Trustees and Officers (Unaudited) 18

1 Report of Independent Registered Public Accounting Firm To the Shareholders and Board of Trustees of AIP Multi-Strategy Fund P Opinion on the Financial Statements We have audited the accompanying statement of assets and liabilities of AIP Multi-Strategy Fund P (the “Fund”), as of December 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2022, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the auditor of one or more Morgan Stanley investment companies since 2000. Boston, Massachusetts February 28, 2023

AIP Multi-Strategy Fund P Statement of Assets and Liabilities December 31, 2022 See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A. 2 Assets Investment in AIP Multi-Strategy Fund A, at fair value (cost $181,244) $ 257,829 Cash and cash equivalents 219,648 Total assets 477,477 Liabilities Shareholder servicing fee payable 57,422 Accrued expenses and other liabilities 51,188 Total liabilities 108,610 Net assets $ 368,867 Net assets consist of: Net capital 5,007,098 $ Total distributable earnings (loss) (4,638,231) Net assets $ 368,867 Net asset value per share: 513.457 shares issued and outstanding, no par value, 3,000,000 registered shares 718.40 $ Maximum offering price per share ($718.40 plus sales load of 3% of net asset value per share) 739.95 $

See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A. 3 AIP Multi-Strategy Fund P Statement of Operations For the Year Ended December 31, 2022 Expenses Professional fees 89,778 $ Registration fees 31,814 Transfer agent fees 27,495 Printing fees 7,824 Shareholder servicing fees 3,760 Custody fees 447 Other 4,279 Total expenses 165,397 Net investment income (loss) (165,397) Realized and unrealized gain (loss) from investments in AIP Multi-Strategy Fund A Net realized gain (loss) from investments (70,197) Net change in unrealized appreciation/depreciation on investments 27,135 Net realized and unrealized gain (loss) from investments in AIP Multi-Strategy Fund A (43,062) Net increase (decrease) in net assets resulting from operations $ (208,459)

See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A. 4 AIP Multi-Strategy Fund P Statements of Changes in Net Assets For the year ended December 31, 2021 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) (132,612) $ Net realized gain (loss) from investments 159 Net change in unrealized appreciation/depreciation on investments (30,466) Net increase (decrease) in net assets resulting from operations (162,919) Shareholder transactions: Repurchases (representing 1,148.636 shares) (971,592) Net increase (decrease) in net assets from shareholder transactions (971,592) Total increase (decrease) in net assets (1,134,511) Net assets, beginning of year (representing 2,209.186 shares) 2,083,766 Net assets, end of year (representing 1,060.550 shares) $ 949,255 For the year ended December 31, 2022 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) (165,397) $ Net realized gain (loss) from investments (70,197) Net change in unrealized appreciation/depreciation on investments 27,135 Net increase (decrease) in net assets resulting from operations (208,459) Shareholder transactions: Repurchases (representing 547.093 shares) (371,929) Net increase (decrease) in net assets from shareholder transactions (371,929) Total increase (decrease) in net assets (580,388) Net assets, beginning of year (representing 1,060.550 shares) 949,255 Net assets, end of year (representing 513.457 shares) $ 368,867

See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A. 5 AIP Multi-Strategy Fund P Statement of Cash Flows For the Year Ended December 31, 2022 Cash flows from operating activities Net increase (decrease) in net assets resulting from operations $ (208,459) Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities: Net realized (gain) loss from investments in AIP Multi-Strategy Fund A 70,197 Net change in unrealized appreciation/depreciation on investments in AIP Multi-Strategy Fund A (27,135) Proceeds from sales of investments in AIP Multi-Strategy Fund A 371,929 (Increase) decrease in repurchases receivable from AIP Multi-Strategy Fund A 100,000 (Increase) decrease in due from Investment Adviser 254,668 Increase (decrease) in shareholder servicing fee payable 3,760 Increase (decrease) in accrued expenses and other liabilities (22,949) Net cash provided by (used in) operating activities 542,011 Cash flows from financing activities Repurchases (371,929) Net cash provided by (used in) financing activities (371,929) Net change in cash and cash equivalents 170,082 Cash and cash equivalents at beginning of year 49,566 Cash and cash equivalents at end of year $ 219,648

AIP Multi-Strategy Fund P Notes to Financial Statements December 31, 2022 See attached audited financial statements for AIP Multi-Strategy Fund A. 6 1. Organization AIP Multi-Strategy Fund P (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on February 27, 2008. The Fund commenced operations on May 1, 2010 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law. The Fund is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in AIP Multi-Strategy Fund A (the “Master Fund”). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, non-diversified, management investment company (although it also intends to comply with Subchapter M diversification requirements, as described in more detail below). Morgan Stanley AIP GP LP serves as the Master Fund’s investment adviser (the “Investment Adviser”). The Investment Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) and as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”). The Fund has the same investment objective as the Master Fund. The Master Fund’s investment objective is to seek long-term capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who primarily employ a variety of investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. These investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Master Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions such as total return swaps, options and futures. As of December 31, 2022, the Fund had a 37.19% ownership interest in the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements. The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. None of the members of the Board (the “Trustees”) are “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser. The same Trustees also serve as the Master Fund’s Board of Trustees.

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 7 1. Organization (continued) The Fund’s term is no longer perpetual and the Fund expects to terminate alongside the Master Fund. On December 11, 2019, the Board determined that it was in the best interests of the Fund’s Shareholders to dissolve the Fund, in accordance with the applicable terms stated in the Trust Deed. The Fund has submitted full redemption requests to the Master Fund. The Board expects that the Fund will continue to distribute liquidation proceeds on a quarterly basis as the Fund continues to receive redemption proceeds from the Master Fund. Once all liquidation proceeds have been distributed to the Shareholders, the Fund shall promptly thereafter be dissolved as a Delaware statutory trust. 2. Significant Accounting Policies The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies,” for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars. Investment in the Fund As of January 1, 2020, the Fund’s shares are no longer being offered for sale. Prior to January 1, 2020, the Fund offered on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, up to 3,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for the public offering of Shares was May 3, 2010. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and were continuously offered thereafter for purchase as of the first day of each calendar month at the Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may have entered into selected dealer arrangements with various brokers and dealers (“Selling Agents”), some of which may have been affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares. Shares were sold only to certain investors (“Shareholders”) who represented that they were “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The Distributor or any Selling Agent may have imposed additional eligibility requirements for Shareholders who purchased Shares through the Distributor or such Selling Agent. The minimum initial investment in the Fund by any Shareholder was $50,000 and the minimum additional investment in the Fund by any Shareholder was $25,000. The minimum initial and additional investments may have been reduced by the Fund with respect to certain Shareholders. Shareholders only purchased their Shares through the Distributor or through a Selling Agent.

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 8 2. Significant Accounting Policies (continued) Investment in the Fund (continued) As of January 1, 2020, the Fund ceased to offer to repurchase Shares (or portions of them). Prior to January 1, 2020, the Fund offered to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders. Any offer to repurchase Shares by the Fund would have only been made to Shareholders at the same times as, and in parallel with, each repurchase offer made by the Master Fund to its investors, including the Fund. Each such parallel repurchase offer made by the Master Fund would have generally applied to up to 15% of the net assets of the Master Fund. Repurchases would have been made at such times, in such amounts and on such terms as may have been determined by the Board, in its sole discretion. In determining whether the Fund should have offered to repurchase Shares (or portions of them) from Shareholders, the Board considered the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser generally recommended to the Board that the Fund offers to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund initially paid at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased was determined, or (2) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) would have been paid out promptly after the completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of December 31, 2022, there were no Holdback Amounts outstanding. Investment in the Master Fund The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate interest in the net assets of the Master Fund as of December 31, 2022. Valuation of Investment Funds and other investments held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s financial statements. Pursuant to Rule 2a-5 of the Act, which became effective September 8, 2022, the Board has designated the Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Board. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 9 2. Significant Accounting Policies (continued) Cash and Cash Equivalents Cash and cash equivalents consist of cash held on deposit and short term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. As of December 31, 2022, the Fund did not hold any cash equivalents. Income Recognition and Expenses The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in the fair value of the investment in the Master Fund are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Realized gain (loss) from investment in the Master Fund is calculated using specific identification. Income Taxes The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of December 31, 2022. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2022, remains subject to examination by major taxing authorities. As of December 31, 2022, the Fund had available for federal income tax purposes unused long term capital losses of approximately $4,667,114 that do not have an expiration date. To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 10 2. Significant Accounting Policies (continued) Income Taxes (continued) As of December 31, 2022, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows: Cost of investments for tax purposes $ 181,244 Gross tax unrealized appreciation $ 76,585 Gross tax unrealized depreciation - Net tax unrealized appreciation/depreciation on investments $ 76,585 Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in the Master Fund, which generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders. Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares were registered in its own name was automatically made a participant under the DRIP and had all income, dividends and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elected to receive all income, dividends and capital gain distributions in cash. The Fund did not pay a dividend in 2022. The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions for 2021 and 2022. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are considered either temporary or permanent in nature. Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 11 2. Significant Accounting Policies (continued) Distribution of Income and Gains (continued) Permanent differences, primarily due to book to tax differences from tax equalization debits, resulting in reclassifications among the Fund’s components of net assets as of December 31, 2022. Total distributable earnings $ 185,856 Paid-in-capital $ (185,856) As of December 31, 2022, the components of distributable earnings on a tax basis were as follows: Undistributed ordinary income $ - 3. Management Fee, Related Party Transactions and Other The Fund bears all expenses incurred in the business of the Fund, including, but not limited to, expenses borne indirectly through the Fund’s investment in the Master Fund. The Fund does not pay the Adviser a management fee. however, prior to April 1, 2020 as a holder of shares of the Master Fund, the Fund and its Shareholders were indirectly subject to the management fees charged to the Master Fund by the Investment Adviser. Effective April 1, 2020, the Investment Adviser voluntarily agreed to forgo any management fees. Please refer to the attached financial statements of the Master Fund for a discussion of the computation of the management fee. Prior to April 30, 2020, the Investment Adviser had contractually agreed to waive or reimburse the Master Fund for expenses (other than fees and expenses of the underlying hedge funds in which the Master Fund invests, extraordinary expenses and certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed by the Master Fund) to the extent necessary in order to cap the Master Fund’s total annual operating expenses at 1.75% until the termination of the Master Fund’s investment advisory agreement. The Investment Adviser had voluntarily agreed to further reimburse the Fund for expenses (other than fees and expenses of the underlying hedge funds in which the Master Fund invests, extraordinary expenses, and the Fund’s proportionate share of certain investment related expenses of the Master Fund) to the extent necessary in order to cap the Fund’s total annual operating expenses (including Master Fund operating expenses, other than extraordinary expenses and certain investment related expenses, such as foreign country tax, expenses, and interest expense on amounts borrowed by the Master Fund) at 2.00% of the Fund’s net assets until the termination of the Master Fund’s investment advisory agreement. Effective April 30, 2020, the Investment Adviser no longer will be waiving or reimbursing the Master Fund or the Fund for expenses. For the year ended December 31, 2022, there were no expense reimbursements and there was no receivable from the Investment Adviser as of December 31, 2022.

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 12 3. Management Fee, Related Party Transactions and Other (continued) The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholders’ purchase. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. The Fund pays the Distributor, and the Distributor pays each Service Agent (which may include financial institutions and other industry professionals in addition to broker-dealers) that enters into a Distribution and Shareholder Servicing Agreement with the Distributor, a monthly distribution and shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services, including making the Fund available as an investment option to the Service Agent’s clients, offering the Fund as an option on any distribution “platform” the Service Agent administers, making information about the Fund available to clients, including the Fund’s Prospectus, statement of additional information and sales literature, engaging in education or marketing activities about the Fund and its characteristics and retaining or utilizing the services of sales professionals, consultants and other personnel to assist in marketing shares of the Fund to clients. For the year ended December 31, 2022, the Fund incurred shareholder servicing fees of $3,760, all of which was payable as of December 31, 2022. State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. State Street also serves as the Fund’s custodian. UMB Fund Services, Inc. serves as the Fund’s transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of pocket expenses incurred by the transfer agent on the Fund’s behalf. 4. Contractual Obligations The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. 5. Market and COVID Risk Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments and exacerbate pre-existing risks to the Fund. For example, coronavirus (“COVID-19”) and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund’s investments. The

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 13 5. Market and COVID Risk (continued) extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund’s investments (and, in turn, the Fund’s investment results) may be adversely affected because of these and similar types of factors and developments.

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

AIP Multi-Strategy Fund P
Notes to Financial Statements (continued)

6. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
For a Share outstanding throughout the year:					
Net asset value, beginning of year	$ 895.06	$ 943.23	$ 932.48	$ 921.73	$ 928.73
Net investment income (loss) [(a)]	(223.08)	(75.16)	(11.66)	40.09	14.25
Net realized and unrealized gain (loss) from investments	46.42	26.99	22.41	13.67	(6.80)
Net increase (decrease) resulting from operations	(176.66)	(48.17)	10.75	53.76	7.45
Distributions paid					
Net investment income	-	-	-	(43.01)	(14.45)
Net realized gain	-	-	-	-	-
Net asset value, end of year	$ 718.40	$ 895.06	$ 943.23	$ 932.48	$ 921.73
Total return [(b)]	(19.74%)	(5.11%)	1.15%	5.92%	0.79%
Ratio of total expenses before expense reimbursements [(c)]	47.47%	14.79%	3.79%	3.91%	3.61%
Ratio of total expenses after expense reimbursements [(c)]	47.47%	14.79%	3.02%	2.61%	2.65%
Ratio of net investment income (loss) [(d)]	(47.23%)	(14.77%)	(2.95%)	2.07%	(0.62%)
Portfolio turnover [(e)]	0% [(f)]	0% [(f)]	0% [(f)]	22%	21%
Net assets, end of year (000s)	$ 369	$ 949	$ 2,084	$ 22,395	$ 24,510

(a) Calculated based on the average shares outstanding methodology.
(b) Total return assumes a subscription of a Share to the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year, assumes reinvestment of all distributions for the year, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.
(c) Includes net expenses of the Master Fund.
(d) Includes net investment income and net expenses of the Master Fund.
(e) The portfolio turnover rate reflects investment activity of the Master Fund.
(f) The Master Fund did not have any Investment Fund purchases resulting in a portfolio turnover of 0.00%.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions.

7. Subsequent Events

Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements through the date that the financial statements were available to be issued.

See attached audited financial statements for AIP Multi-Strategy Fund A.

14

AIP Multi-Strategy Fund P See attached audited financial statements for AIP Multi-Strategy Fund A. 15 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Quarterly Portfolio Schedule (Unaudited) The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

16 AIP Multi-Strategy Fund P An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do. What? The types of personal information we collect and share depend on the product or service you have with us. This information can include: Social Security number and income investment experience and risk tolerance checking account number and wire transfer instructions How? All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MSIM chooses to share; and whether you can limit this sharing. Reasons we can share your personal information Does MSIM share? Can you limit this sharing? For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus Yes No For our marketing purposes— to offer our products and services to you Yes No For joint marketing with other financial companies No We don’t share For our affiliates’ everyday business purposes— information about your transactions and experiences Yes No For our affiliates’ everyday business purposes— information about your creditworthiness No We don’t share For our affiliates to market to you No We don’t share For nonaffiliates to market to you No We don’t share Questions? Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

17 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) Who is providing this notice? Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds (“MSIM”) What we do How does MSIM protect my personal information? To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information. How does MSIM collect my personal information? We collect your personal information, for example, when you open an account or make deposits or withdrawals from your account buy securities from us or make a wire transfer give us your contact information We also collect your personal information from others, such as credit Why can’t I limit all sharing? Federal law gives you the right to limit only sharing for affiliates’ everyday business purposes—information about your creditworthiness affiliates from using your information to market to you sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law. Definitions Affiliates Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. Nonaffiliates Companies not related by common ownership or control. They can be financial and nonfinancial companies. MSIM does not share with nonaffiliates so they can market to you. Joint marketing A formal agreement between nonaffiliated financial companies that together market financial products or services to you. MSIM doesn’t jointly market Other important information Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information. California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	85	Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019) .
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86	Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

18

19 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee Other Directorships Held by Independent Trustee** Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957 Trustee Since January 2015 Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008). 86 Director, Barnes Group Inc. (Since July 2021),Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Centre for Law and Entrepreneurship; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007- 2008) and Member, Service Provider Committee (2005- 2008). Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949 Trustee Since July 1991 Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. 85 Director of NVR, Inc. (home construction). Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942 Trustee Since August 1994 Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994- December 2022) (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999). 86 Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

20 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee Other Directorships Held by Independent Trustee** Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958 Trustee Since August 2006 Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Risk Committee (since January 2021); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999). 85 Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals). Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960 Trustee Since January 2017 Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001). 86 Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc. W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947 Chair of the Board and Trustee Chair of the Boards since August 2020 and Trustee since August 2006 Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005). 85 Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010- 2015).

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee Since March 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010).	86	Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee, Member of Investment Committee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036Birth Year: 1955	Trustee	Trustee Since March 2022	Dean, Santa Clara University Leavey School of 78 Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010)..	86	Director, NuStar GP, LLC (energy) (since August 2021); Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond (2010-2015).

* This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

*** This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

21

22 Information Concerning Trustees and Officers (Unaudited) (continued) Position(s) Length of Name, Address and Birth Held with Time Principal Occupation(s) Year of Executive Officer Registrant Served* During Past 5 Years John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963 President and Principal Executive Officer Since September 2013 President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006). Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977 Chief Compliance Officer Since November 2021 Executive Director of the Adviser (since January 2021) and Chief Compliance officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020). Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year: 1967 Secretary Since June 1999 Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999). Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984 Vice President Since May 2022 Chief Operating Officer of the Morgan Stanley Alter native Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc. Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979 Vice President Since June 2017 Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013). Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965 Treasurer and Principal Financial Officer Treasurer since July 2003 and Principal Financial Officer since September 2002 Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002). * This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected. In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw.

23 AIP Multi-Strategy Fund P 100 Front Street, Suite 400 West Conshohocken, PA 19428 Trustees W. Allen Reed, Chairperson of the Board and Trustee Frances L. Cashman Eddie A. Grier Frank L. Bowman Kathleen A. Dennis Nancy C. Everett Jakki L. Haussler Dr. Manuel H. Johnson Joseph J. Kearns Michael F. Klein Patricia A. Maleski Officers John H. Gernon, President and Principal Executive Officer Christopher Auffenberg, Vice President Michael J. Key, Vice President Deidre A. Downes, Chief Compliance Officer Francis J. Smith, Treasurer and Principal Financial Officer Mary E. Mullin, Secretary Master Fund’s Investment Adviser Morgan Stanley AIP GP LP 100 Front Street, Suite 400 West Conshohocken, PA 19428 Administrator, Custodian, Fund Accounting Agent and Escrow Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Transfer Agent UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116 Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Counsel to the Independent Trustees Perkins Coie LLP 1155 Avenue of the Americas New York, NY 10036

AIP MULTI-STRATEGY FUND A Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2022

Oath and Affirmation To the best of my knowledge and belief, the information contained in this document is accurate and complete. Noel Langlois, Managing Director of Morgan Stanley Alternative Investment LLC, the General Partner of Morgan Stanley AIP GP LP, the Commodity Pool Operator of AIP Multi-Strategy Fund A (This oath is required by Section 4.12(c)(3) of the Commodity Futures Trading Commission Regulations under the Commodity Exchange Act, as amended.)

AIP Multi-Strategy Fund A Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2022 Contents Report of Independent Registered Public Accounting Firm 1 Audited Financial Statements Statement of Assets and Liabilities 2 Statement of Operations 3 Statements of Changes in Net Assets 4 Statement of Cash Flows 5 Schedule of Investments 6 Notes to Financial Statements 8 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) 20 Quarterly Portfolio Schedule (Unaudited) 20 Distributions (Unaudited) 20 U.S. Privacy Policy (Unaudited) 21 Information Concerning Trustees and Officers (Unaudited) 23

1 Report of Independent Registered Public Accounting Firm To the Shareholders and Board of Trustees of AIP Multi-Strategy Fund A Opinion on the Financial Statements We have audited the accompanying statement of assets and liabilities of AIP Multi-Strategy Fund A (the “Fund”), including the schedule of investments, as of December 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2022, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodian, management of the investment funds and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the auditor of one or more Morgan Stanley investment companies since 2000. Boston, Massachusetts February 28, 2023

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 2 AIP Multi-Strategy Fund A Statement of Assets and Liabilities December 31, 2022 Assets Investment in investment fund, at fair value (cost $183,919) 636,738 $ Cash and cash equivalents 81,298 Receivable for investments sold 61,333 Other assets 1,629 Total assets 780,998 Liabilities Accrued expenses and other liabilities 87,787 Total liabilities 87,787 Net assets 693,211 $ Net assets consist of: Net capital 8,836,112 $ Total distributable earnings (loss) (8,142,901) Net assets 693,211 $ Net asset value per share: 527.150 shares issued and outstanding, no par value, 3,000,000 registered shares 1,315.02 $

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 3 AIP Multi-Strategy Fund A Statement of Operations For the Year Ended December 31, 2022 Investment Income Dividend 3,305 $ Expenses Professional fees 112,232 Transfer agent fees 36,702 Registration fees 32,002 Printing fees 7,032 Custody fees 4,038 Trustees’ fees 1,036 Accounting and administration fees 613 Other 5,090 Total net expenses 198,745 Net investment income (loss) (195,440) Realized and unrealized gain (loss) from investments Net realized gain (loss) from investments in investment funds 103,319 Net realized gain (loss) from investments 103,319 Net change in unrealized appreciation/depreciation on investments in investment funds (23,661) Net change in unrealized appreciation/depreciation on investments (23,661) Net realized and unrealized gain (loss) from investments 79,658 Net increase (decrease) in net assets resulting from operations (115,782) $

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 4 AIP Multi-Strategy Fund A Statements of Changes in Net Assets For the year ended December 31, 2021 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) (233,630) $ Net realized gain (loss) from investments 249,133 Net change in unrealized appreciation/depreciation on investments (90,417) Net increase (decrease) in net assets resulting from operations (74,914) Shareholder transactions: Repurchases (representing 2,685.987 shares) (2,500,000) Net increase (decrease) in net assets from shareholder transactions (2,500,000) Total increase (decrease) in net assets (2,574,914) Net assets, beginning of year (representing 4,499.085 shares) 4,383,907 Net assets, end of year (representing 1,813.098 shares) 1,808,993 $ For the year ended December 31, 2022 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) (195,440) $ Net realized gain (loss) from investments 103,319 Net change in unrealized appreciation/depreciation on investments (23,661) Net increase (decrease) in net assets resulting from operations (115,782) Shareholder transactions: Repurchases (representing 1,285.948 shares) (1,000,000) Net increase (decrease) in net assets from shareholder transactions (1,000,000) Total increase (decrease) in net assets (1,115,782) Net assets, beginning of year (representing 1,813.098 shares) 1,808,993 Net assets, end of year (representing 527.150 shares) 693,211 $

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 5 AIP Multi-Strategy Fund A Statement of Cash Flows For the Year Ended December 31, 2022 Cash flows from operating activities Net increase (decrease) in net assets resulting from operations (115,782) $ Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities: Net realized (gain) loss from investments in investment funds (103,319) Net change in unrealized appreciation/depreciation on investments in investment funds 23,661 Proceeds from sales of investments in investment funds 623,221 (Increase) decrease in receivable for investments sold 539,081 (Increase) decrease in due from Investment Adviser 16,538 (Increase) decrease in other assets 2,926 Increase (decrease) in accrued expenses and other liabilities (54,952) Net cash provided by (used in) operating activities 931,374 Cash flows from financing activities Repurchases (1,100,000) Net cash provided by (used in) financing activities (1,100,000) Net change in cash and cash equivalents (168,626) Cash and cash equivalents at beginning of year 249,924 Cash and cash equivalents at end of year 81,298 $

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 6 AIP Multi-Strategy Fund A Schedule of Investments December 31, 2022 Next First Percent of Available Acquisition Fair Investment Redemption Description Date Cost Value Fund Held * Date ** Liquidity *** Investment Fund Private Placement QVT Roiv Hldgs Offshore Ltd.(b) (c) 1/1/2016 $ 183,919 $ 636,738 0.27% 91.85% (a) (a) Total Private Placement 183,919 636,738 91.85 Total Investment in Investment Fund $ 183,919 636,738 91.85 Other Assets, less Liabilities 56,473 8.15 Total Net Assets $ 693,211 100.00 % Percent of Net Assets Detailed information about the Investment Fund portfolio is not available. Investment Fund are non-income producing. * May represent percentage ownership of a feeder Investment Fund, which in turn invests in a master Investment Fund. May not reflect year-ended redemptions at Investment Fund. ** Investment in Investment Fund may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after December 31, 2022 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Fund may be subject to fees. *** Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. (a) A portion or all of the Fund’s interests in the Investment Fund have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments. (b) This Investment Fund holds only one underlying investment, Roivant Sciences Ltd. (c) Fair value was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 7 AIP Multi-Strategy Fund A Schedule of Investments (continued) December 31, 2022 Strategy Allocation Private Placement 91.85 % Total Investment in Investment Fund % 91.85 Percent of Net Assets

AIP Multi-Strategy Fund A Notes to Financial Statements December 31, 2022 8 1. Organization AIP Multi-Strategy Fund A (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on February 27, 2008. The Fund commenced operations on May 1, 2010 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below. The Fund’s investment objective is to seek long-term capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who primarily employ a variety of investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. These investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures. Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Investment Adviser”). The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Investment Adviser is an affiliate of Morgan Stanley. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission and the National Futures Association. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law. The Fund’s term is no longer perpetual and the Fund expects to terminate shortly after the remaining Investment Fund has been liquidated. On December 11, 2019, the Board determined that it was in the best interests of the Fund’s Shareholders to dissolve the Fund, in accordance with the applicable terms stated in the Trust Deed. The Fund has submitted full redemption requests to the Investment Funds. The Board expects that the Fund will continue to distribute liquidation proceeds on a quarterly basis as the Fund continues to receive redemption proceeds from the Investment Funds. Once all liquidation proceeds have been distributed to the Shareholders, the Fund shall promptly thereafter be dissolved as a Delaware statutory trust. The Fund is a “Master” fund in a “Master-Feeder” structure whereby the feeder fund invests substantially all of its assets in the Fund. As of December 31, 2022, AIP Multi-Strategy Fund P, a feeder fund to the Fund, represented 37.19% of the Fund’s net assets. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. None of the members of the Board are “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser.

9 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 1. Organization (continued) As of January 1, 2020, the Fund’s shares are no longer being offered for sale. Prior to January 1, 2020, the Fund offered on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, up to 3,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for the public offering of Shares was May 3, 2010. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share, and were offered in a continuous offering thereafter at the Fund’s then current net asset value per Share. Investors purchasing Shares in the Fund (“Shareholders”) were not charged a sales load. Shares were purchased as of the first day of each month from the Distributor at the Fund’s then current net asset value per Share or through any registered investment adviser (a “RIA”) that had entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Shares were sold only to Shareholders that represented that they were “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The minimum initial investment in the Fund by any Shareholder was $50,000. The minimum additional investment in the Fund by any Shareholder was $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders only purchased their Shares through the Distributor or a RIA. Any RIA who offered Shares to its clients may have imposed additional eligibility requirements on investors who purchased Shares through such RIA. As of January 1, 2020, the Fund ceased to offer to repurchase Shares (or portions of them). Prior to January 1, 2020, the Fund offered to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer would have been generally applied to up to 15% of the net assets of the Fund. Repurchases would have been made at such times, in such amounts and on such terms as may have be determined by the Board, in its sole discretion. In determining whether the Fund should have offered to repurchase Shares (or portions of them) from Shareholders, the Board considered the recommendations of the Adviser as to the timing of such offer, as well as a variety of operational, business and economic factors. The Adviser generally recommended to the Board that the Fund offers to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund initially paid at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) would have been paid out promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of December 31, 2022, there were no Holdback Amounts outstanding.

10 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 2. Significant Accounting Policies The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies,” for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars. Portfolio Valuation The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. As of December 31, 2022, all of the Fund’s portfolio was comprised of investments in Investment Fund. Pursuant to Rule 2a-5 of the Act, which became effective September 8, 2022, the Board has designated the Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Board. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners, pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the fair value of its

11 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 2. Significant Accounting Policies (continued) Portfolio Valuation (continued) investment could fluctuate based on adjustments to the value of the side pocket as reported by the Investment Fund’s investment manager. At December 31, 2022, $636,738 of the Fund’s net assets were invested in side pockets maintained by the Investment Fund. The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board, and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available. Cash and Cash Equivalents Cash and cash equivalents consist of cash held on deposit and short term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Money market funds are recorded at fair value and are categorized as Level 1 securities as described in Note 4. As of December 31, 2022, cash equivalents consisted of investments in State Street Institutional Liquid Reserves Fund valued at $81,298. Investments in money market funds are valued at net asset value.

12 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 2. Significant Accounting Policies (continued) Income Recognition and Expenses The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ fair values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Realized gain (loss) from investments in Investment Funds is calculated using specific identification. Income Taxes The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of December 31, 2022. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by major taxing authorities. As of December 31, 2022, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $1,370,494 and $6,723,803, respectively, that do not have an expiration date. To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the Shareholders. As of December 31, 2022, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows: Cost of investments for tax purposes $ 636,738 Gross tax unrealized appreciation $ - Gross tax unrealized depreciation - Net tax unrealized appreciation/depreciation on investments $ -

13 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 2. Significant Accounting Policies (continued) Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that distributions generally will be taxable as ordinary income to the Shareholders. Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares were registered in its own name was automatically made a participant under the DRIP and had all income, dividends and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elected to receive all income, dividends and capital gain distributions in cash. The Fund did not pay a dividend in 2022. The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions for 2021 and 2022. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are considered either temporary or permanent in nature. Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses. Permanent differences, primarily due to book to tax differences from tax equalization debits, partnership investments and passive foreign investment companies resulted in the following reclassifications among the Fund’s components of net assets as of December 31, 2022: Total distributable earnings $ 136,628 Net capital $ (136,628)

14 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 2. Significant Accounting Policies (continued) Distribution of Income and Gains (continued) As of December 31, 2022, the components of distributable earnings on a tax basis were as follows: Undistributed ordinary income $ - Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31, 2022 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio’s next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2022, the Portfolio deferred to January 1, 2023 for U.S. federal income tax purposes the following losses: Qualified late year ordinary losses $ - 3. Financial Instruments with Off-Balance Sheet Risk In the normal course of business, the Investment Funds in which the Fund invests may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in each Investment Fund is limited to the value of the Fund’s interest in each Investment Fund as reported by the Fund. 4. Fair Value of Financial Instruments The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical investments Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

15 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 4. Fair Value of Financial Instruments (continued) The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments. The following is a summary of the inputs used for investment tranches as of December 31, 2022 in valuing the Fund’s investment carried at fair value: Investment in Portfolio Investment Level 1 Level 2 Level 3 Investments measured Total at NAV* Investment in Investment Fund Private Placement $ - $ - $ 636,738 $ - $ 636,738 Total Investment in Investment Fund $ - $ - $ 636,738 $ - $ 636,738 *All investments that are measured at fair value using the NAV (or its equivalent) as the practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this column are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Financial Condition. The following is a reconciliation of Level 3 investment tranches for the year ended December 31, 2022: Balance, Transfers Transfers Net realized Net change in unrealized Balance, Investment Fund January 1, 2022 into Level 3* out of Level 3* Purchases Sales gain (loss) appreciation/depreciation December 31, 2022 Private Placement $ - $ 588,667 $ - $ - $ (24,165) $ 13,760 $ 58,476 $ 636,738 Total Investment Fund $ - $ 588,667 $ - $ - $ (24,165) $ 13,760 $ 58,476 $ 636,738 * Transfers into and out of Level 3 are due to changes in how investments are measured at fair value based on the availability of data used in the underlying investment funds’ valuation and/or the use of significant unobservable valuation inputs. The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investment held as of December 31, 2022. Fair Value at 12/31/2022 Valuation technique Unobservable input Amount Investment Fund Private Placement $ 636,738 Market approach Discount for lack of marketability 22% Grand Total $ 636,738

16 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 5. Investment in Investment Fund The following table summarizes the fair value and liquidity terms of the Investment Fund as of December 31, 2022, aggregated by investment strategy: Investment Fund Fair Value Redemption Frequency (if applicable) Redemption Notice Period (if applicable) Private Placement (a) $ Not Applicable Not Applicable 636,738 Total Investment Fund 636,738 $ (a) Investment Funds in this strategy invest primarily in private (non-public) securities with limited liquidity. Investment Fund tranches representing 91.85% of the Fund’s net assets have restricted liquidity. The remaining restriction period for such Investment Fund tranches is unknown. As of December 31, 2022, 91.85% of the Fund’s net assets were invested in Investment Fund with restricted liquidity or with the next available redemption date extending beyond one year from December 31, 2022. For the year ended December 31, 2022, aggregate purchases and proceeds from sales of investments in Investment Funds were $0 and $623,221, respectively. 6. Investment Receivables As of December 31, 2022, $61,333 was due to the Fund from Investment Funds. The receivable amount represents the fair value of certain Investment Fund tranches, net of management fees and incentive fees/allocations, that were redeemed by the Fund at year-end or holdback amounts that will be received from certain Investment Funds. 7. Management Fee, Related Party Transactions and Other The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds. Prior to April 1, 2020, in consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Fund paid the Investment Adviser a monthly management fee of 0.083% (1.00% on an annualized basis) of the Fund’s month end net asset value. The management fee was an expense paid out of the Fund’s assets and was computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The management fee was in addition to the asset-based fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Shareholders in the Fund. Effective April 1, 2020, the Investment Adviser voluntarily agreed to forgo any management fees. For the year ended December 31, 2022, there were no management fees incurred. Prior to April 30, 2020, the Investment Adviser contractually agreed to waive or reimburse the Fund for expenses (other than extraordinary expenses and certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed by the Fund) to the extent necessary in order to cap the Fund’s total annual operating expenses at 1.75% until the termination of the Fund’s investment advisory agreement. Effective April 30, 2020, the Investment Adviser no longer will be waiving or reimbursing the Fund for expenses. For the year ended December 31, 2022, there were no expense reimbursements management fee waivers.

17 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 7. Management Fee, Related Party Transactions and Other (continued) State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.045% to 0.075%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator. State Street also serves as the Fund’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate of 0.020%, based on (1) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and (2) investment purchases and sales activity related to the Fund. The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund. The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. As of December 31, 2022, the Fund’s proportionate share of assets attributable to the DC Plan was $1,297, which is included in the Statement of Assets and Liabilities under other assets and the deferred compensation obligation under accrued expenses and other liabilities. UMB Fund Services, Inc. serves as the Fund’s transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of pocket expenses incurred by the transfer agent on the Fund’s behalf. 8. Market and COVID Risk Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments and exacerbate pre-existing risks to the Fund. For example, coronavirus (“COVID-19”) and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund’s investments.

18 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 8. Market and COVID Risk (continued) The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund’s investments (and, in turn, the Fund’s investment results) may be adversely affected because of these and similar types of factors and developments. 9. Contractual Obligations The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

AIP Multi-Strategy Fund A
Notes to Financial Statements (continued)

10. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
For a Share outstanding throughout the year:					
Net asset value, beginning of year	$ 997.74	$ 974.40	$ 943.02	$ 933.82	$ 940.46
Net investment income (loss) [(a)]	(183.86)	(67.11)	(15.23)	(20.93)	(20.87)
Net realized and unrealized gain (loss) from investments	501.14	90.45	46.61	79.84	34.03
Net increase (decrease) resulting from operations	317.28	23.34	31.38	58.91	13.16
Distributions paid					
Net investment income	-	-	-	(49.71)	(19.80)
Net realized gain	-	-	-	-	-
Net asset value, end of year	$ 1,315.02	$ 997.74	$ 974.40	$ 943.02	$ 933.82
Total return [(b)]	31.80%	2.40%	3.33%	6.42%	1.38%
Ratio of total expenses before expense waivers and reimbursements [(c)]	22.74%	7.12%	1.81%	2.25%	2.18%
Ratio of total expenses after expense waivers and reimbursements [(c)]	22.74%	7.12%	1.75%	2.21%	2.18%
Ratio of net investment income (loss) [(d)]	(22.36%)	(7.10%)	(1.68%)	(2.18%)	(2.16%)
Portfolio turnover	0% [(f)]	0% [(f)]	0% [(f)]	22%	21%
Senior security, end of year (000s)	$ -	$ -	$ -	$ 12,990	$ 15,290
Asset coverage per $1,000 of senior security principal amount [(e)]	$ -	$ -	$ -	$ 5,142	$ 5,307
Net assets, end of year (000s)	$ 693	$ 1,809	$ 4,384	$ 53,809	$ 65,847

(a) Calculated based on the average shares outstanding methodology.
(b) Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year and assumes reinvestment of all distributions during the year.
(c) Ratio does not reflect the Fund's proportionate share of the expenses of the Investment Funds.
(d) Ratio does not reflect the Fund's proportionate share of the income and expenses of the Investment Funds.
(e) Represents asset coverage per $1,000 of indebtedness calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, then the result divided by the aggregate amount of the Fund's senior securities representing indebtedness, and multiplying the result by 1,000.
(f) The Fund did not have any Investment Fund purchases resulting in a portfolio turnover of 0.00%.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions.

11. Subsequent Events

Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements through the date that the financial statements were available to be issued.

19

20 AIP Multi-Strategy Fund A Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) If applicable, A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s Investment; and (2) how the Fund voted proxies relating to Fund Investment during the most recent 12-month period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Quarterly Portfolio Schedule (Unaudited) The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1- 888-322-4675. Distributions (Unaudited) For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022. For corporate Shareholders, 0% of the distributions qualify for the dividends received deduction. In January, the Fund provides tax information to Shareholders for the preceding calendar year.

21 AIP Multi-Strategy Fund A An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do. What? The types of personal information we collect and share depend on the product or service you have with us. This information can include: Social Security number and income investment experience and risk tolerance checking account number and wire transfer instructions How? All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MSIM chooses to share; and whether you can limit this sharing. Reasons we can share your personal information Does MSIM share? Can you limit this sharing? For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus Yes No For our marketing purposes— to offer our products and services to you Yes No For joint marketing with other financial companies No We don’t share For our affiliates’ everyday business purposes— information about your transactions and experiences Yes No For our affiliates’ everyday business purposes— information about your creditworthiness No We don’t share For our affiliates to market to you No We don’t share For nonaffiliates to market to you No We don’t share Questions? Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

22 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) Who is providing this notice? Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds (“MSIM”) What we do How does MSIM protect my personal information? To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information. How does MSIM collect my personal information? We collect your personal information, for example, when you open an account or make deposits or withdrawals from your account buy securities from us or make a wire transfer give us your contact information We also collect your personal information from others, such as credit Why can’t I limit all sharing? Federal law gives you the right to limit only sharing for affiliates’ everyday business purposes—information about your creditworthiness affiliates from using your information to market to you sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law. Definitions Affiliates Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. Nonaffiliates Companies not related by common ownership or control. They can be financial and nonfinancial companies. MSIM does not share with nonapffiliates so they can market to you. Joint marketing A formal agreement between nonaffiliated financial companies that together market financial products or services to you. MSIM doesn’t jointly market Other important information Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information. California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	85	Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019)
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86	Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

23

24 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee Other Directorships Held by Independent Trustee** Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957 Trustee Since January 2015 Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008). 86 Director, Barnes Group Inc. (Since July 2021),Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Centre for Law and Entrepreneurship; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007- 2008) and Member, Service Provider Committee (2005- 2008). Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949 Trustee Since July 1991 Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. 85 Director of NVR, Inc. (home construction). Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942 Trustee Since August 1994 Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994- December 2022), (2006- 2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999). 86 Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

25 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee Other Directorships Held by Independent Trustee** Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958 Trustee Since August 2006 Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Risk Committee (since January 2021); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999). 85 Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals). Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960 Trustee Since January 2017 Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001). 86 Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc. W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947 Chair of the Board and Trustee Chair of the Boards since August 2020 and Trustee since August 2006 Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005). 85 Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee **	Other Directorships Held by Independent Trustee***
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee Since March 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010).	86	Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee, Member of Investment Committee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036Birth Year: 1955	Trustee	Trustee Since March 2022	Dean, Santa Clara University Leavey School of 78 Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010)..	86	Director, NuStar GP, LLC (energy) (since August 2021); Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond (2010-2015).

* This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

*** This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

27 Information Concerning Trustees and Officers (Unaudited) (continued) Position(s) Length of Name, Address and Birth Held with Time Principal Occupation(s) Year of Executive Officer Registrant Served* During Past 5 Years John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963 President and Principal Executive Officer Since September 2013 President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006). Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977 Chief Compliance Officer Since November 2021 Executive Director of the Adviser (since January 2021) and Chief Compliance officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020). Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year: 1967 Secretary Since June 1999 Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999). Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984 Vice President Since May 2022 Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc. Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979 Vice President Since June 2017 Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013). Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965 Treasurer and Principal Financial Officer Treasurer since July 2003 and Principal Financial Officer since September 2002 Managing Director of the Advisor and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002). * This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected. In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw.

28 AIP Multi-Strategy Fund A 100 Front Street, Suite 400 West Conshohocken, PA 19428 Trustees W. Allen Reed, Chairperson of the Board and Trustee Frances L. Cashman Eddie A. Grier Frank L. Bowman Kathleen A. Dennis Nancy C. Everett Jakki L. Haussler Dr. Manuel H. Johnson Joseph J. Kearns Michael F. Klein Patricia A. Maleski Officers John H. Gernon, President and Principal Executive Officer Christopher Auffenberg, Vice President Michael J. Key, Vice President Deidre A. Downes, Chief Compliance Officer Francis J.Smith, Treasurer and Principal Financial Officer Mary E. Mullin, Secretary Investment Adviser Morgan Stanley AIP GP LP 100 Front Street, Suite 400 West Conshohocken, PA 19428 Administrator, Custodian, Fund Accounting Agent and Escrow Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Transfer Agent UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116 Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Counsel to the Independent Trustees Perkins Coie LLP 1155 Avenue of the Americas New York, NY 10036

ITEM 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The Registrant’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

(2)	Not applicable.

(3)	Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Trustee:  Joseph J. Kearns.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2022

	Registrant		Covered Entities(1)
Audit Fees	$19,700		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$5,766,372	(5)
Total Non-Audit Fees	$0		$5,766,372

Total	$19,700		$5,766,372

2021

	Registrant		Covered Entities(1)
Audit Fees	$19,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$26,648,468	(5)
Total Non-Audit Fees	$0		$26,648,468

Total	$19,500		$26,648,468

N/A- Not applicable, as not required by Item 4.
(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically data verification and agreed upon procedures related to asset securitizations and agreed-upon procedures engagements.
(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

A.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

[3]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

B.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

C.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

D.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

E.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

F.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

G.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

H.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

I.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

J.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)	Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)	Not Applicable.

(g)	See table above.

(h)	The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$150,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC/EY	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2022/2023 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Refer to Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Morgan Stanley Investment Management Equity Proxy Voting Policy and Procedures

1. Policy Statement

Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.1 For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, and Morgan Stanley Eaton Vance CLO CM LLC (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

-	With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

-	For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

1This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed income instruments (collectively, for purposes hereof, “Fixed Income Instruments”).

-	For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

-	In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.

Retention and Oversight of Outsourced Proxy Voting

Certain MSIM exchange-traded funds (“ETFs”) will follow Calvert Research and Management’s (“Calvert”) Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures. MSIM’s oversight of Calvert’s proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.

Retention and Oversight of Proxy Advisory Firms

Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.

To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although we are aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies, consultation with the investment teams, and in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies

Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending

MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

2. General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). As noted above, certain ETFs will follow Calvert’s Global Proxy Voting Guidelines set forth in Appendix A of Calvert’s Proxy Voting Policies and Procedures and the proxy voting guidelines discussed in this section do not apply to such ETFs. See Appendix A of Calvert’s Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.

The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section 3) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP”) will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests and / or priorities reflected in their mandates with respect to the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain from or vote against matters for which disclosure is inadequate.

A. Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

-	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

-	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review. We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

a.	Election of Directors

Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

▪	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

▪	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

1.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

2.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

▪	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

▪	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

▪	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

▪	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

▪	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

▪	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

▪	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

▪	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

▪	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

Discharge of Directors’ Duties

In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

b.	Board Independence

We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

c.	Board Diversity

We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. We will also consider not supporting the re-election of the nomination committee and / or chair (or other resolutions when the nomination chair is not up for re-election) where we perceive limited progress in gender diversity, with the expectation where feasible and with consideration of any idiosyncrasies of individual markets, that female directors represent not less than a third of the board, unless there is evidence that the company has made significant progress in this area. In markets where information on director ethnicity is available, and it is legal to obtain it, and where it is relevant, we will generally also consider not supporting the re-election of the nomination committee chair (or other resolutions when the nomination chair is not up for re-election) if the board lacks ethnic diversity and has not outlined a credible diversity strategy.

d.	Majority Voting

We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

e.	Proxy Access

We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

f.	Reimbursement for Dissident Nominees

We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

g.	Proposals to Elect Directors More Frequently

In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

h.	Cumulative Voting

We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

i.	Separation of Chairman and CEO Positions

We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

j.	Director Retirement Age and Term Limits

Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

k.	Proposals to Limit Directors’ Liability and/or Broaden Indemnification of Officers and Directors

Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure

We generally support the following:

-	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

-	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

-	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

-	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

-	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

-	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

-	Management proposals to effect stock splits.

-	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

-	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

We generally oppose the following (notwithstanding management support):

-	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

-	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

-	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

-	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

-	Shareholder Rights Plans

We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

-	Supermajority Voting Requirements

We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws.

-	Shareholders Right to Call a Special Meeting

We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

-	Written Consent Rights

In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

-	Reincorporation

We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

-	Anti-greenmail Provisions

Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

-	Bundled Proposals

We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

We generally support the following:

-	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

-	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

-	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

-	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

Say-on-Pay

We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus  awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. MSIM believes that relevant social and environmental issues, including principal adverse sustainability impacts, can influence risk and return. Consequently, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We consider proposals on these sustainability risks, opportunities and impacts on a case-by-case basis but generally support proposals that seek to enhance useful disclosure. We focus on understanding the company’s business and commercial context and recognise that there is no one size fits all that can apply to all companies. In assessing and prioritising proposals, we carefully reflect on the materiality of the issues as well as the sector and geography in which the company operates. We also consider the explanation companies provide where they may depart from best practice to assess the adequacy and appropriateness of measures that are in place.

Environmental Issues:

We generally support proposals that, if implemented, would enhance useful disclosure on climate, biodiversity, and other environmental risks, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company’s impact on the global climate. We generally will support reasonable proposals to reduce negative environmental impacts and ameliorate a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas. We generally will also support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.

Social Issues:

We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that:

- Seek to enhance useful disclosure or improvements on material issues such as human rights risks, supply chain management. workplace safety, human capital management and pay equity.

- Encourage policies to eliminate gender-based violence and other forms of harassment from the workplace.

We may consider withholding support where we have material concerns in relation to a company’s involvement/remediation of a breach of global conventions such as UN Global Compact Principles on Human Rights, Labour Standards, Environment and Business Malpractice.

J. Funds of Funds

Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

Voting Conditions Triggered Under Rule 12d1-4

Rule 12d1-4 sets forth the conditions under which a registered fund (“acquiring fund”) may invest in excess of the statutory limits of Section 12(d)(1) of the 1940 Act (for example by owning more than 3% of the total outstanding voting stock) in another registered fund (“acquired fund”).  In the event that a Morgan Stanley “acquiring fund” invests in an “acquired fund” in reliance on Rule 12d1-4 under the 1940 Act, and the MS Fund and its “advisory group” (as defined in Rule 12d1-4) hold more than (i) 25% of the total outstanding voting stock of a particular open-end fund (including ETFs) or (ii) 10% of the total outstanding voting stock of a particular closed-end fund, the Morgan Stanley “acquiring fund” and its “advisory group” will be required to vote all shares of the open- or closed-end fund held by the fund and its “advisory group” in the same proportion as the votes of the other shareholders of the open- or closed-end fund.

Because MSIM and Eaton Vance are generally considered part of the same “advisory group,” an Eaton Vance “acquiring fund” that is required to comply with the voting conditions set forth in Rule 12d1-4 could potentially implicate voting conditions for a MS Fund invested in the same open- or closed-end fund as the Eaton Vance “acquiring fund.” The Committee will be notified by Compliance if the conditions are triggered for a particular open- or closed-end fund holding in an MS Fund.  In the event that the voting conditions in Rule 12d1-4 are triggered, please refer to the Morgan Stanley Funds Fund of Funds Investment Policy for specific information on Rule 12d1-4 voting requirements and exceptions.

3. Administration of the Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets as well as their understanding of their clients’ objectives, portfolio managers and other members of investment staff play a key role in proxy voting, and  the GST will consult with investment teams ahead of decisions on proxy votes. Consequently, there may be instances where we may split votes at times based on differing views of portfolio managers and / or different client objectives. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms, third-party proxy engagements and other research providers used in the proxy voting process. As noted above, certain ETFs will follow Calvert’s Proxy Voting Policy and Procedures, which is administered by Calvert’s Proxy Voting and Engagement Department and overseen by Calvert’s Proxy Voting and Engagement Committee. The GST periodically monitors Calvert’s proxy voting with respect to securities held by the ETFs.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests or investment guidelines of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying material “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.

A potential material conflict of interest could exist in the following situations, among others:

•	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

•	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

•	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

•	One of Morgan Stanley’s independent directors or one of MS Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

•	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

•	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

•	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle. MSIM will promptly provide a copy of this Policy to any client requesting it.

MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.

Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

4. Recordkeeping

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

5. Policy Governance

Effective:	December 2022
Owner:	MSIM Policies and Procedures Group Head
Approver:	MSIM CCO
Contact Information:	Corporate Governance (Navindu Katugampola); Compliance Policies (Elise Clark); AIP Compliance (Carol Fitzer); Legal (Michael Keane; Nick DiLorenzo)
Risk Addressed:	Proxies are not voted according to agreed guidelines; proxies are not voted in the best interest of clients
Relevant Law and Other Sources:	Rule 206(4)-6 and Rule 204-2, as amended, under the Advisers Act; Supplemental Guidance Regarding Proxy Voting Responsibilities of Investment Advisers; Form N1-A. Item 12; Employee Retirement Income Security Act (“ERISA”) and the Internal Revenue Code (the “Code”).
Intranet Location:	https://policy.webfarm.ms.com/policies/portal/#/document- preview/1999684?sectionid=1c0f603e-199a-430b-89d0-d65b21826650

Approved by the Board September 2015, September 27–28, 2016, September 27–28, 2017, October 3–4, 2018, September 24–25,2019, September 30 – October 1, 2020, March 1-2, 2022; December 7-8, 2022 [anticipated].

Appendix A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) This Information is as of March 7, 2023

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of MSIM. Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of the Morgan Stanley AIP Hedge Fund team and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Hedge Fund team portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Jarrod Quigley. Mr. Quigley is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Fund team portfolios, including the Fund since 2010. He focuses on credit, secondary & co-investment strategies. He joined MSIM in 2004 and has 17 years of industry experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Quigley was an investment banking analyst in the financial institutions group of A.G. Edwards & Sons. Mr. Quigley received a B.S. summa cum laude in finance from Babson College where he was also valedictorian. He holds the Chartered Financial Analyst designation.

Eric Stampfel. Mr. Stampfel is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP portfolios, including the Fund since 2011. He focuses on fundamental equity strategies. Mr. Stampfel is also a member of the Investment Committee. He joined Morgan Stanley in 2010 and has 23 years of relevant industry experience. Prior to joining the firm, Mr. Stampfel was vice president and global head of long/short equity at Ivy Asset Management. Previously, he was a TMT Sector Head at Cambium Capital Management focused on the technology media and telecommunications sectors. Prior to Cambium Capital, he was a senior analyst at Kingdon Capital Management where he focused on long/short stock selection. Mr. Stampfel received a B.S. in accounting from Villanova University. He is a member of the New York Society of Security Analysts and an affiliate member of the Market Technicians Association. He holds the Chartered Alternative Investment Analyst, the Chartered Financial Analyst and Chartered Market Technician designations.

Eban Cucinotta. Mr. Cucinotta is a Managing Director of MSIM and the head of quantitative analytics for the Morgan Stanley AIP Hedge Fund group, focusing on evaluating and monitoring hedge fund investments from a quantitative and risk management perspective. Mr. Cucinotta is also the chair of the Morgan Stanley AIP hedge fund team Risk Monitoring Group which is responsible for consistent oversight of risk levels within Morgan Stanley AIP portfolios and comprises the senior most members of the hedge fund team and all investment committee members. He is a part of MSIM’s Risk Management Committee, and in this role is responsible for reporting any Morgan Stanley AIP level risk upward to MSIM risk management. Mr. Cucinotta joined Morgan Stanley in 2002 and has 16 years of industry experience. He and his team lead the development of the hedge fund team’s trading, allocation and liquidity management tools. He is also a member of the Investment Committee. Prior to his current role, Mr. Cucinotta was a client group associate for Morgan Stanley Investment Management, where he supported both AIP’s Hedge Fund and Private Equity Fund groups as well as MSIM’s emerging markets debt and high-yield products. Mr. Cucinotta received a B.S. in industrial management from Carnegie Mellon University and an M.B.A. from the Yale School of Management.

Christopher Morser. Mr. Morser is a Managing Director of MSIM and focuses on managing individual customized hedge fund portfolios, overseeing the hedge fund advisory platform assets and managing the team responsible for delivering investment advice and client advisory activities. He joined MSIM in 2006 and has 28 years of industry experience. He is also a member of the Investment Committee. Prior to joining the firm, he was at Valence Capital, where he was responsible for external manger supervision and due diligence and served as portfolio manager for a fund of hedge funds vehicle. Before Valence Capital, Mr. Morser worked at Citadel Investment Group as a trader/analyst on the global event driven desk focusing on special situations/equity restructuring. Previously, he was a portfolio manager/analyst in a Chicago family office, overseeing long-only portfolios and running a leveraged financial sector hedge fund. Mr. Morser received a B.S. in finance from Penn State University, an M.B.A. from the University of Chicago and holds the Chartered Financial Analyst designation.

Gary Chan. Mr. Chan is an Executive Director of MSIM and serves as head of systematic strategies for the Morgan Stanley AIP Hedge Funds group.. He joined the firm in 2018 and has 22 years of investment experience. Prior to joining the firm, Mr. Chan was a Senior Investment Analyst at Stevens Capital Management LP. Mr. Chan received a Bachelor of Commerce in Finance from University of Toronto.

Robert Rafter. Mr. Rafter is an Executive Director at MSIM and serves as a portfolio manager and head of discretionary global macro, sovereign fixed income relative value and emerging markets strategies for the Morgan Stanley AIP Hedge Funds group. He joined Morgan Stanley AIP in 2011 and has 18 years of professional experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Rafter served as vice president responsible for hedge fund investments at Colchis Capital Management, a boutique alternative investment manager. Previously, he was a segment producer at CNBC Business News and an analyst at Lehman Brothers, where he worked on the central funding desk within the Fixed Income Division. Mr. Rafter received a B.A. in government from Georgetown University. He is a member of the Bond Club of Philadelphia and the CFA Society of Philadelphia. Mr. Rafter holds the Chartered Financial Analyst designation.

Jeff Scott. Mr. Scott is an Executive Director of MSIM, focusing on credit strategies. He joined the firm in 2012 and has 13 years of industry experience. Prior to joining the firm, Mr. Scott was an Analyst at Veritable, L.P., an investment consulting firm. Mr. Scott earned a B.S. in Business Administration, cum laude, from Drexel University. He holds the Chartered Alternative Investment Analyst designation and the Chartered Financial Analyst designation.

(a)(2)(i-iii)	Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2022:

Mark L. W. van der Zwan Jarrod Quigley Eric Stampfel Eban Cucinotta Christopher Morser Gary Chan Robert Rafter Jeff Scott	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	2	2.76
Other Pooled Investment Vehicles[1]	15	2.38
Other Accounts[1]	98	8.79

1Of these other accounts, 61 accounts with a total of approximately $6.32 billion in assets had performance-based fees.

(a)(2)(iv)	Conflicts of Interest

The Adviser and the Investment Managers

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund or the Master Fund (“Adviser Accounts”). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Master Fund are engaged in substantial activities other than on behalf of the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Master Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser will follow. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities

The Adviser expects to employ an investment program for the Master Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Master Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than that to which the Adviser will commit the Master Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund, or vice versa.

The Adviser evaluates for the Master Fund and for the Adviser Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or an Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund differ from those of the Adviser Accounts. Accordingly, the future performance of the Master Fund (and, therefore, the Fund) and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Master Fund and/or the Adviser Accounts, thereby limiting the size of the Master Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters”, below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Adviser Accounts, or by an Investment Manager on behalf of its own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Manager Accounts.

Other Matters

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Master Fund as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3)	Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

•	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(a)(4)	Securities Ownership of Portfolio Managers

As of December 31, 2022, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Mark L. W. van der Zwan:	None
Jarrod Quigley:	None
Eric Stampfel:	None
Eban Cucinotta:	None
Christopher Morser:	None
Gary Chan:	None
Robert Rafter:	None
Jeff Scott	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)

(1)	The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIP MULTI-STRATEGY FUND P

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: March 7, 2023

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer
Date: March 7, 2023

By:	/s/ Francis J. Smith
Name: Francis J. Smith
Title: Principal Financial Officer
Date: March 7, 2023